Lincoln Life & Annuity Company of New York
                Lincoln New York Account N for Variable Annuities

                           Lincoln ChoicePlus II Bonus

                        Supplement dated October 14, 2003
                       to the Prospectus dated May 1, 2003

     Please keep this Supplement with your current Lincoln ChoicePlus II Bonus Prospectus and retain it for reference. This Supplement is to correct information contained on page 17 of the prospectus.

     Under the section entitled "The Contracts - Who can invest" the first paragraph should be deleted in its entirety and replaced with the following:

     To apply for a contract, you must be of legal age in New York and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86.